UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-07813
                                                    ----------------------------

                              KOBREN INSIGHT FUNDS
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                          20 William Street, Suite 310
                            WELLESLEY HILLS, MA 02481
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                  Eric J. Godes
                              Kobren Insight Funds
                          20 William Street, Suite 310
                            WELLESLEY HILLS, MA 02481
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


        registrant's telephone number, including area code: 800-456-2736
                                                           ---------------------

                      Date of fiscal year end: DECEMBER 31
                                              ----------------------------------

                   Date of reporting period: DECEMBER 31, 2005
                                            ------------------------------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                      KOBREN INSIGHT MANAGEMENT, INC.

KOBREN
[GRAPHIC OMITTED]
INSIGHT
 FUNDS

    ----------------------------------------------------------------
     ANNUAL REPORT                                DECEMBER 31, 2005
--------------------------------------------------------------------------------
MESSAGE TO SHAREHOLDERS

IN 2006, BALANCING OPTIMISM
AND PESSIMISM WILL BE KEY

"Bears don't live on Park Avenue."
     This bit of investment wisdom was handed down to us by Bernard Baruch -- a long-forgotten Wall Street financier, statesman and advisor to presidents. I've always held a special place in my heart for Baruch because of our shared love of investing and alma mater. (I attended Bernard Baruch College, City University of New York, before getting my M.B.A. at Columbia University.)
     If you think about it, the investment lesson taught by Baruch's simple observation speaks volumes about how optimistic investors (those willing to risk their capital in, say, stock funds) are more likely to build wealth over time relative to those who stash their cash under a mattress.
[GRAPHIC OMITTED]
[PIC]
ERIC M. KOBREN
    This is still an important and relevant message, so I hesitate to provide a litany of my worries for 2006, as I'm concerned that some may overreact to the potholes that I'm obliged to identify. Frankly, much of what we see is worrisome; but this shouldn't have you running for cover.

A SPLASH OF COLD WATER
     My first concern is that I don't believe the inflation dragon has yet been slain. I expect that the long-term demand for commodities remains "up," as global economic growth creates supply/demand imbalances. This could keep the Federal Reserve Board (the "Fed") in "rate-hike" mode longer into 2006 than most think.
     Even if the Fed doesn't hike rates much higher in 2006, the 13 hikes they have already instituted put the housing market at risk. Strong housing prices have been critical to the U.S. economy because of their "wealth effect." Home equity loans have been a major source of cheap capital for car purchases, shopping binges, vacations and college educations. In fact, the number of mortgages in default or foreclosure rose 18.6% from September 2005 to October 2005. This may be a sign that rising interest rates (especially for those with adjustable-rate mortgages), coupled with escalating utility costs, are beginning to pinch.
     Turning to corporate profits, 2005 will likely come in strong, with earnings growth for the Standard & Poor's 500 Index ("S&P 500") up 16% over 2004. Of course, stock investors have already accounted for these profits, so the real question is what happens in 2006? I believe that the rate of earnings growth has already peaked, and will slow to a more moderate rate. At the same time, the price the market is putting on those earnings remains elevated by historical standards. At the end of November, the S&P 500's P/E was 18.7 versus an average of 17.4 over the last 50 years. So while U.S. stocks may not be extremely expensive, they're no bargain, either.

THE RIGHT ASSET ALLOCATION
     However, much as our positioning helped Kobren Growth nicely outpace the S&P 500's return in 2005, the right mix of funds can help address some of these concerns.
     That means a continued focus on international stocks. In 2005, foreign stock funds (in general) delivered better returns than U.S. stock funds -- despite a 12% gain in the dollar which reduced those returns. Heading into 2006, valuations in many foreign markets are still cheaper than ours, and I expect the dollar to fall, rather than rise, this year, thereby boosting foreign stock fund returns. We also have a small amount of emerging market exposure. This area of the market remains one of the most attractively valued, but also one of the most volatile. In addition, we also have some exposure to commodities through a unique bond fund, Pimco Commodity RealReturn Strategy Fund.
     On the domestic equity front, we are shifting our focus even more toward large-cap stocks, a process we began last year. Currently, large-caps are more attractively priced than small-caps and we believe they will stand up better in a slowing economic environment. While we believe small-caps still represent solid investment opportunities for fund managers with better stock-selection skills, there's a stronger case for large-caps, especially the "mega-caps." By one measure, they're trading at a 20-year low relative to the S&P 500, while their dividend yield is at a 20-year high.
     Of course, cash is always a safe harbor, and we will use it if necessary to protect your capital. But before considering that move, we remain mindful of Baruch's admonishment about market-bears. After all, even if we don't want to live on Park Avenue, wouldn't it be nice to have that option?

                           Sincerely,
                           /S/ ERIC M. KOBREN
                           Eric M. Kobren
                           President and Portfolio Manager

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           KOBREN GROWTH FUND 12/31/05
--------------------------------------------------------------------------------

VALUE OF $10,000 INVESTED 12/16/96

                               [GRAPHIC OMITTED]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Kobren Growth $19,445
S&P 500 Index $19,931


                 12 MONTHS     5 YEAR         ANNUALIZED
                    ENDED     ANNUALIZED     SINCE INCEPTION
TOTAL RETURN (%)   12/31/05     RETURN         (12/16/96)
---------------    --------     ------         ----------
Kobren Growth        +8.2%       +4.8%            +7.6%
S&P 500 Index        +4.9%       +0.5%            +7.9%

--------------------------------------------------------------------------------
                                ASSET ALLOCATION*
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash & Net Other Assets and Liab.  0.7%
U.S. Stocks                       78.3%
International                     21.0%

--------------------------------------------------------------------------------
                               STYLE ALLOCATION*
--------------------------------------------------------------------------------

Large Cap Growth                  41.1%
International                     21.0%
Large Cap Value                   19.2%
Small Cap Value                    8.3%
Sector                             4.5%
Specialty                          5.2%
Cash & Net Other Assets and Liab.  0.7%

* BASED ON TOTAL NET ASSETS.

KOBREN GROWTH FUND (Ticker: KOGRX): In an environment of strong economic and corporate earnings growth, against a backdrop of low interest rates, the U.S. stock market finished higher for the third year in a row in 2005. Though stock market gains were generally lower than long-term averages, there were pockets of the market that did quite well, including natural resources. Also notable is that international securities outperformed the U.S. market despite a rising U.S. dollar.
     While we can always improve, we were generally pleased with our performance last year relative to the market and peers on a total return and risk-adjusted basis. We have now bettered the S&P 500 in 4 of the last 5 calendar years. What we are perhaps proudest of is accomplishing this feat with lower volatility (20% less than the S&P 500 over the last 6 months).
     All positions gained ground over the last 6 months of the year, lead by the international funds SSGA EMERGING MARKETS, JULIUS BAER INTERNATIONAL EQUITY, and THIRD AVENUE INTERNATIONAL VALUE. Another strong performer over this time period, though it lost ground in the 4th quarter of 2005, was PIMCO COMMODITY REALRETURN STRATEGY. Among domestic equity exposures, large-cap growth stocks lead the way, which includes T.ROWE PRICE BLUE CHIP GROWTH, FIDELITY BLUE CHIP GROWTH, and FIDELITY CAPITAL APPRECIATION. As always, we will continue to monitor all positions closely and make adjustments as necessary. o


--------------------------------------------------------------------------------
                               TOP TEN HOLDINGS*
--------------------------------------------------------------------------------

KOBREN GROWTH                      STYLE                        ALLOC (%)
--------------------               -----------------           ---------
T. Rowe Price Blue Chip Growth     Large Cap Growth              16.7
Oakmark Select - Class I           Large Cap Value               12.7
Fidelity Capital Appreciation      Large Cap Growth              12.6
Fidelity Blue Chip Growth          Large Cap Growth              11.8
Julius Baer Int'l Equity - Class I International                 11.0
Longleaf Partners Small Cap        Small Cap Value                8.3
Longleaf Partners                  Large Cap Value                6.5
SSgA Emerging Markets              International                  5.4
PIMCO Comm. RR Strategy - Class I  Specialty                      5.2
Third Avenue Int'l Value           International                  4.6

TOTAL FUND NET ASSETS              $66,605,464

--------------------------------------------------------------------------------
                                  TOP SECTORS*
--------------------------------------------------------------------------------
                          (TOTALS MAY NOT EQUAL 100%)

Financial Services            16.8
Healthcare                    14.8
Consumer Services             10.9
Hardware                      9.4
Industrial Materials          8.7
Media                         8.6
Consumer Goods                8.6
Business Services             7.8
Energy                        7.6
Software                      3.3
Telecom                       3.1
Utilities                     0.5

* EQUITIES ONLY
--------------------------------------------------------------------------------
   Kobren Insight Management, Inc. is the adviser for Kobren Insight Funds, and E*TRADE Securities LLC, is the distributor for the Funds. PERFORMANCE DATA REFLECTS PAST PERFORMANCE AND IS NOT A GUARANTEE OF FUTURE RESULTS.
   PERFORMANCE DATA DOES NOT REFLECT TAXESTHAT A SHAREHOLDER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF SHARES AND WOULD HAVE BEEN LOWER IN THE ABSENCE OF FEEWAIVERS AND EXPENSE REIMBURSEMENTS. RETURN FIGURES INCLUDE REINVESTMENT OF DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPALVALUE WILL FLUCTUATE WITH MARKET CONDITIONS AND SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. The S&P 500 Index is an unmanaged index of common stocks and not subject to fees and expenses.

2 KOBREN INSIGHT FUNDS -- 2005 ANNUAL REPORT

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
                                DECEMBER 31, 2005

-----------------------------------------------------------------
SHARES      MUTUAL FUNDS - 100.14%                 VALUE (NOTE 1)
-----------------------------------------------------------------
            LARGE CAP GROWTH - 41.07%
-----------------------------------------------------------------
181,693     Fidelity Blue Chip Growth Fund          $  7,841,876
333,773     Fidelity Capital Appreciation Fund         8,377,715
340,869     T. Rowe Price Blue Chip Growth Fund       11,139,591
                                                    -------------
                                                      27,359,182

            INTERNATIONAL - 20.99%
-----------------------------------------------------------------
202,445     Julius Baer Int'l Equity Fund - Class      7,308,280
192,460     I SSgA Emerging Markets Fund Third         3,612,470
144,606     Avenue Int'l Value Fund                    3,059,860
                                                    -------------
                                                      13,980,610

            LARGE CAP VALUE - 19.21%
-----------------------------------------------------------------
139,448     Longleaf Partners Fund
257,636     Oakmark Select Fund - Class I              4,318,708
                                                       8,476,234
                                                    -------------
                                                      12,794,942

            SMALL CAP VALUE - 8.31%
-----------------------------------------------------------------
204,843     Longleaf Partners Small Cap Fund           5,534,845

             SPECIALTY - 5.22%
-----------------------------------------------------------------
             PIMCO Commodity RealReturn
234,011        Strategy Fund - Class I                 3,477,398

            SECTOR - 4.53%
-----------------------------------------------------------------
 22,164     Fidelity Select Health Care Portfolio      3,016,959

-----------------------------------------------------------------
SHARES                                           VALUE (NOTE 1)
-----------------------------------------------------------------
            MONEY MARKET - 0.81%
-----------------------------------------------------------------
537,543     Dreyfus Cash Mgmt Plus Fund (1)         $    537,543

            TOTAL MUTUAL FUNDS
            (COST $54,199,601)                        66,701,479
                                                    -------------

            TOTAL INVESTMENTS           100.14%       66,701,479
            (Cost $54,199,601)*

            LIABILITIES NET OF CASH
               AND OTHER ASSETS          -0.14%          (96,015)
                                                    -------------

            TOTAL NET ASSETS            100.00%     $ 66,605,464
                                                    =============

(1) An affiliate of the Custodian.

* For Federal income tax purposes, cost is $54,267,617 and appreciation (depreciation) is as follows:
        Unrealized appreciation:         $ 13,260,847
        Unrealized depreciation:             (826,985)
                                          ------------
        Net unrealized appreciation:     $ 12,433,862
                                         =============

--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                               DECEMBER 31, 2005


ASSETS:
Investments, at cost                                            $    54,199,601
                                                                 ===============

Investments, at value (Note 1) (See Portfolio of Investments)   $    66,701,479
Dividends receivable                                                      3,341
Receivable for fund shares sold                                          39,670
Prepaid expenses and other assets                                         4,014
                                                                 ---------------
   Total assets                                                      66,748,504
                                                                 ---------------

LIABILITIES:
Payable for dividend distribution                                        30,394
Payable for fund shares redeemed                                         31,643
Investment advisory fee payable (Note 2)                                 38,764
Accrued Trustees' fees and expenses (Note 2)                              3,191
Audit fees payable                                                       18,000
Accrued expenses and other payables                                      21,048
                                                                 ---------------
   Total liabilities                                                    143,040
                                                                 ---------------
NET ASSETS:                                                     $    66,605,464
                                                                 ===============

NET ASSETS CONSIST OF:
Accumulated undistributed net investment income                 $       264,247
Accumulated net realized gain on investments                          3,110,117
Net unrealized appreciation of investments                           12,501,878
Par value (Note 5)                                                        4,620
Paid-in capital                                                      50,724,602
                                                                 ---------------
NET ASSETS                                                      $    66,605,464
                                                                 ===============

SHARES OUTSTANDING (unlimited authorization)                          4,619,604
                                                                 ===============

Net asset value, offering and redemption price per share
(Net Assets/Shares Outstanding)                                 $         14.42
                                                                 ===============

                       SEE NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
INTERNATIONAL INVESTING HAS SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATION, POLITICAL AND ECONOMIC INSTABILITY, AND THEVOLATILITY OF EMERGING MARKETS. The Adviser absorbs certain expenses of each Kobren Insight Fund, without which total returns would have been lower. Portfolio holdings are also subject to change. Data sources: Kobren Insight Management, Inc. and Morningstar. THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE INVESTING. YOU MAY OBTAIN A PROSPECTUS OR CURRENT PERFORMANCE INFORMATION BY CALLING 1-800-4KOBREN (1-800-456-2736) OR BY VISITING WWW.KOBREN.COM. Copyright (C)2006
--------------------------------------------------------------------------------
                                     KOBREN INSIGHT FUNDS - 2005 ANNUAL REPORT 3

--------------------------------------------------------------------------------
                            STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                      FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME:
Dividends                                                       $ 1,205,400
                                                                -------------
   Total investment income                                        1,205,400
                                                                -------------
EXPENSES:
Investment advisory fee (Note 2)                                    472,320
Administration fee (Note 2)                                          83,299
Transfer agent fees (Note 2)                                         46,923
Sub-transfer agent fees (Note 3)                                     16,767
Custodian fees (Note 2)                                               3,000
Professional fees                                                    32,889
Trustees' fees and expenses (Note 2)                                 15,950
Registration and filing fees                                         20,500
Reports to shareholders                                               5,114
Other                                                                 6,454
                                                                -------------
   Total  expenses                                                  703,216
Expenses  waived by investment  adviser (Note 2)                    (73,430)
Other reductions (Note 2)                                           (12,188)
                                                                -------------
   Net expenses                                                     617,598
                                                                -------------
NET INVESTMENT INCOME                                               587,802
                                                                -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net  realized gain from security transactions                     1,559,506
Short-term capital gain distributions received                      175,413
Long-term capital gain distributions received                     2,938,384
Net change in unrealized depreciation of investments                (90,422)
                                                                -------------
Net realized  and  unrealized  gain on investments                4,582,881
                                                                -------------

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                              $ 5,170,683
                                                                =============

--------------------------------------------------------------------------------
                      STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                         YEAR ENDED                  YEAR ENDED
                                                                       DECEMBER 31, 2005          DECEMBER 31, 2004
                                                                     --------------------       ---------------------
Net investment income                                                $      587,802              $      344,210
Net realized gain from security transactions                              1,559,506                   2,670,193
Short-term capital gain distributions received                              175,413                     111,433
Long-term capital gain distributions received                             2,938,384                     823,619
Net change in unrealized appreciation (depreciation) of investments         (90,422)                  1,857,615
                                                                     -----------------           -----------------
Net increase in net assets resulting from operations                      5,170,683                   5,807,070
                                                                     -----------------           -----------------

Distribution to shareholders from:
Net investment income                                                      (761,605)                   (293,054)
Net realized gains on investments                                        (2,543,765)                         --
                                                                     -----------------           -----------------
Total distributions                                                      (3,305,370)                   (293,054)
                                                                     -----------------           -----------------

Net increase (decrease) in net assets from fund
   share transactions (Note 5)                                            7,897,491                  (3,319,183)
                                                                     -----------------           -----------------

Net increase in net assets                                                9,762,804                   2,194,833
NET ASSETS:
Beginning of period                                                      56,842,660                  54,647,827
                                                                     -----------------           -----------------
End of period (including line A)                                     $   66,605,464              $   56,842,660
                                                                     =================           =================

(A) Accumulated undistributed net investment income                  $      264,247              $      262,637
                                                                     =================           =================

                       SEE NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
4  KOBREN INSIGHT FUNDS - 2005 ANNUAL REPORT

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

FOR A FUND SHARE OUTSTANDING THROUGHOUT THE YEAR.


                                                                              FOR THE YEAR ENDED
                                                        12/31/2005        12/31/2004    12/31/2003      12/31/2002    12/31/2001
                                                        ----------        ----------    ----------      ----------    ----------
Net asset value - beginning of period                   $   14.02          $   12.69    $   10.01        $  11.37      $  12.32

Net investment income (loss) (a)(b)                          0.12               0.08         0.12            0.07         (0.04)
Short-term capital gains distributions received              0.04               0.03         0.02            0.01          0.01
Net realized and unrealized gain (loss) on                   0.99               1.29         2.66           (1.36)        (0.87)
                                                        -----------        -----------  -----------      -----------   -----------
   investments
Net increase (decrease) in net assets resulting
   from investment operations                                1.15               1.40         2.80           (1.28)        (0.90)

Distributions from net investment income                    (0.17)             (0.07)       (0.12)          (0.07)           --
Distributions from net realized short-term
   capital gain distributions received                         --                 --           --           (0.01)           --
Distributions from net realized capital gains
   on investments                                           (0.58)                --           --              --         (0.05)
                                                        -----------        -----------  -----------      -----------   -----------
Total distributions                                         (0.75)             (0.07)       (0.12)          (0.08)        (0.05)

Net asset value - end of period                         $   14.42          $   14.02    $   12.69        $  10.01      $  11.37
                                                        ===========        ===========  ===========      ===========   ===========

Total return (c)                                             8.22%             11.05%       27.96%         (11.26)%       (7.28)%
                                                        ===========        ===========  ===========      ===========   ===========

RATIOS TOAVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Net assets, end of period (in 000's)                    $  66,605          $  56,843    $  54,648        $ 46,491      $ 55,335
Ratio of net investment income (loss)
   to average net assets (b)                                0.93%              0.63%        1.06%           0.61%       (0.32)%
Ratio of operating expenses to average
   net assets before fees waived and/or
   expenses reimbursed by investment
   adviser and other reductions (d)                         1.12%              1.16%        1.18%           1.21%         1.08%
Ratio of operating expenses to average
   net assets after reimbursements and
   reductions (d)                                           0.98%              0.98%        0.96%           0.96%         0.96%
Portfolio turnover rate                                       29%                30%          81%            143%           80%

------------------------------------------------------------------------------------------------------------------------------------
(a)  Recognition of net investment  income (loss) by the Fund is affected by the timing of  the  declaration  of  dividends  by  the  underlying  investment companies in which the Fund invests.
(b)  Net investment income (loss) would have been lower (greater) in the absence of fee waivers and expense reimbursements.
(c)  Total return represents aggregate total return for the period indicated and
     would  have  been  lower  in   the  absence  of  fee  waivers  and  expense
     reimbursements and assumes reinvestment of all distributions.
(d)  Does not include  expenses of the  investment  companies  in which the Fund invests.

                        SEE NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                    KOBREN INSIGHT FUNDS -- 2005 ANNUAL REPORT 5

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                DECEMBER 31, 2005

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES: Kobren Insight Funds (the "Trust") was organized on September 13, 1996, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open-end diversified management investment company. As of December 31, 2005, the Trust offered shares of two funds, Kobren Growth Fund and Delphi Value Fund. Information presented in these financial statements pertains only to Kobren Growth Fund (the "Fund"). The Fund seeks to achieve its investment objective by investing primarily in shares of other investment companies ("underlying funds"), but also may invest directly in securities that are suitable investments for the Fund. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

USE OF ESTIMATES -- The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION -- The underlying funds are valued according to their stated net asset value. The Fund's other investment securities are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded or for NASDAQ traded securities, the NASDAQ Official Closing Price. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Short-term investments are carried at amortized cost, which approximates value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

DIVIDENDS AND DISTRIBUTIONS -- It is the policy of the Fund to declare and pay dividends from net investment income annually. The Fund will distribute net realized capital gain (including net short-term capital gain), if any, annually, unless offset by anyavailable capital loss carryforward. Additional distributions of net investment income and capital gain for the Fund may be made in order to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gain. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund. The tax character of distributions paid during 2005 and 2004 was as follows:

                         DISTRIBUTIONS PAID IN 2005   DISTRIBUTIONS PAID IN 2004
                         ORDINARY        LONG-TERM      ORDINARY     LONG-TERM
                          INCOME*      CAPITAL GAINS      INCOME   CAPITAL GAINS
                          -------      -------------      ------   -------------
Kobren Growth Fund       $ 773,683      $ 2,531,687     $ 293,054    $     --

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

                     CAPITAL LOSS   UNDISTRIBUTED    UNDISTRIBUTED  UNREALIZED
                    CARRYFORWARD   ORDINARY INCOME*  LONG-TERM GAIN APPRECIATION
                    ------------   ----------------  -------------- ------------
Kobren Growth Fund  $       --     $      509,293     $   2,963,481 $ 12,433,862

*For tax purposes, short-term capital gain distributions are considered ordinary income.

Net investment income and realized gain and loss for federal income tax purposes may differ from that reported in the financialstatements because of permanent book and tax basis differences. Permanent book and tax differences of $175,413and $(175,413) were reclassified at December 31, 2005 among accumulated undistributed net investment income and accumulated net realized gain on investments sold, respectively, for the Fund. This reclass is related to short-term capital gain dividends reclassed to ordinary income. The difference between book and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the specific identified cost basis. Dividend income is recognized on the ex-dividend date. Interest income is recognized on the accrual basis. All discounts/premiums are accreted/amortized using the effective yield method.

FEDERAL INCOME TAX -- The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, by distributing substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is applicable.

EXPENSES -- Expenses of the Trust which are directly identifiable to a specific fund are allocated to that fund. Other expenses of the Trust are allocated between the funds based upon relative net assets of each fund. Other expenses of the Trust are allocated equally to those funds in the Trust.

--------------------------------------------------------------------------------
6  KOBREN INSIGHT FUNDS - 2005 ANNUAL REPORT

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                DECEMBER 31, 2005


COMMITMENTS AND CONTINGENCIES -- In the normal course of business, the Trust enters into contracts on behalf of the Fund that contain a variety of provisions for general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that are not known at this time. However, based on experience, the Fund believes the risk of loss is remote.

2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE, DISTRIBUTION AND SHAREHOLDER SERVICING FEES AND OTHER RELATED PARTY TRANSACTIONS:
The Trust has entered into an investment advisory agreement with Kobren Insight Management, Inc. ("KIM"), which was acquired by E*TRADE FINANCIAL Corporation ("E*TRADE FINANCIAL") on November 2, 2005. The Fund pays KIM a fee, computed daily and paid monthly, at the annual rate of 0.75% of the Fund's average daily net assets. KIM has voluntarily agreed to limit the Fund's other operating expenses, before other reductions, to 0.25% of the Fund's average daily net assets. This voluntary agreement may be terminated at the discretion of the Adviser.

As of November 2, 2005, E*TRADE Securities LLC ("E*TRADE Securities"), an affiliate of KIM, serves as distributor of the Fund's shares and bears all distribution costs. No distribution fees are paid by the Fund. The Fund also receives reimbursement of 12b-1 distribution fees paid to E*TRADE Securities by certain fund investments held in the portfolio of the Fund. Prior to November 2, 2005, Kobren Insight Brokerage, Inc. served as distributor of the Fund.

For  the  year  ended  December  31, 2005,  expense  reimbursements  and   other
reductions were as follows:


                                  EXPENSES REIMBURSED BY INVESTMENT ADVISER             OTHER REDUCTIONS (1)
                                  -----------------------------------------             --------------------
Kobren Growth Fund                               $73,430                                       $12,188

(1) Reimbursements to the Fund from 12b-1 distribution fees.

The Trust has also entered into an administration agreement with PFPC Inc. (the "Administrator"), a member of PNC Financial Services Group, Inc. The Administrator also serves as the Trust's transfer agent and dividend paying agent. Mellon Trust of New England, N.A., an indirectly wholly-owned subsidiary of Mellon Financial Corporation, serves as the Trust's custodian.

No officer, director or employee of KIM, E*TRADE FINANCIAL, the Administrator, or any affiliate thereof, receives any compensation from the Trust for serving as a trustee or officer of the Trust. Each trustee who is not an "affiliated person" receives an annual retainer fee of $5,000 plus $1,000 for each board meeting attended and $500 for each committee meeting attended. The Trust also reimburses out-of-pocket expenses incurred by each trustee in attending such meetings.

3. SUB-TRANSFER AGENT FEES: The Fund is subject to sub-transfer agent fees consisting of broker-dealer and fund network fees. The Fund pays participating networks a monthly fee for maintaining shareholder accounts at an annual rate of up to 0.10% of the average daily balances of fund accounts invested through those networks.

4. PURCHASES AND SALES: The aggregate amounts of purchases and sales of the Fund's investment securities, other than short-term securities, for the year ended December 31, 2005, were $ 25,647,819 and $17,585,323 of non-governmental issues, respectively.

5. SHARES OF BENEFICIAL INTEREST: As of December 31, 2005, an unlimited number of shares of beneficial interest, par value $0.001, were authorized for the Trust. Changes in shares of beneficial interest for the Fund were as follows:


                                                   YEAR ENDED DECEMBER 31, 2005       YEAR ENDED DECEMBER 31, 2004
RETAIL CLASS:                                       SHARES             AMOUNT           SHARES            AMOUNT
Shares sold                                        1,255,427        $ 17,677,387         374,224       $ 4,846,804
Shares issued as reinvestment of distributions       227,113           3,274,975          20,508           287,517
Shares redeemed                                     (917,093)        (13,054,871)       (648,447)       (8,453,504)
                                                  -----------       -------------       ---------      ------------
Net increase (decrease)                              565,447        $  7,897,491        (253,715)      $(3,319,183)
                                                  ===========       =============       =========      ============

At December 31, 2005, KIM and its affiliates owned 1,056,633 shares of the Fund representing 22.9% of the total outstanding shares.

6. RISK FACTORS OF THE FUND: Indirectly investing in underlying funds through Kobren Growth Fund involves additional and duplicative expenses and certain tax results that would not be present if an investor were to make a direct investment in the underlying funds. The Fund, together with any "affiliated persons" (as such term is defined in the 1940 Act) may purchase only up to 3% of the total outstanding securities of an underlying fund. Accordingly, when the Trust, KIM or their affiliates hold shares of any of the underlying funds, the Fund's ability to invest fully in shares of such underlying funds may be restricted, and KIM must then, in some instances, select alternative investments for the Fund.

--------------------------------------------------------------------------------
                                     KOBREN INSIGHT FUNDS - 2005 ANNUAL REPORT 7

--------------------------------------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                               DECEMBER 31, 2005

7. SHAREHOLDER VOTING (UNAUDITED): On October 19, 2005 the Fund held a Special Meeting of Shareholders to approve a new investment advisory agreement. The proposal was approved by shareholders and the results of the proposal are as follows:

                                NUMBER  OF  SHARES
FOR                                2,392,671.206
AGAINST                              169,832.262
ABSTAIN                              166,070.863

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES OF KOBREN INSIGHT FUNDS
AND THE SHAREHOLDERS OF KOBREN GROWTH FUND

We have audited the accompanying statement of assets and liabilities of the KobrenGrowth Fund, a series of the Kobren Insight Funds (the "Trust"), including the schedule of investments, as of December 31, 2005, and the related statement of operations, the statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2004 and the financial highlights for each of the four years in the period ended December 31, 2004 have been audited by other auditors, whose report dated February 11, 2005 expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to performan audit of the Trust's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Kobren Growth Fund, as of December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                        TAIT, WELLER & BAKER LLP
PHILADELPHIA, PENNSYLVANIA
FEBRUARY 3, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
8  KOBREN INSIGHT FUNDS - 2005 ANNUAL REPORT

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
                                DECEMBER 31, 2005

FORM N-Q: The Trust files complete Portfolio of Investments for the Fund with the U.S. Securities and Exchange Commission (the "SEC") for the Trust's first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at www.sec.gov and are available for review and copying at the SEC's Public Reference Room in Washington, D.C. Information on the operations of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330.

PROXY VOTING: Kobren Growth Fund's Proxy Voting Policies and Procedures, used to determine how to vote proxies relating to portfolio securities, are included in the Trust's Statement of Additional Information ("SAI"), and is also available
(i) upon request, without charge, by calling 1-800-4KOBREN (800-456-2736); (ii) on Kobren Growth Fund's website at www.kobren.com; and (iii) on the SEC's website at www.sec.gov.

Kobren Growth Fund's Proxy Voting Record for the most recent twelve-month period ended June 30 is available (i) upon request, without charge, by calling
1-800-4KOBREN (800-456-2736); (ii) on Kobren Growth Fund's website at www.kobren.com; and (iii) on the SEC's website at www.sec.gov.

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940, as amended (the "1940 Act"), requires that the investment advisory agreement (the "Investment Advisory Agreement") between the Kobren Growth Fund (the "Fund"), a series of Kobren Insight Funds (the "Trust"), and Kobren Insight Management, Inc. ("KIM") be approved initially (and that its continuance be approved annually thereafter) by both the Trust's Board of Trustees and a majority of the Trustees that are non-interested persons of the Trust (the "Independent Trustees") voting separately. At a meeting held on August 11, 2005, the Trustees unanimously approved the Investment Advisory Agreement and determined that the terms of the Investment Advisory Agreement were fair and reasonable. The Trustees determined that the approval of the Investment Advisory Agreement would enable the Fund to continue to receive quality investment advisory services, at a cost deemed reasonable and in the best interests of the Fund and its shareholders, from KIM after the acquisition (the "Acquisition") of KIM by E*TRADE FINANCIAL. The Acquisition occurred on November 2, 2005.

In meetings specifically addressed to renewal of the Fund's prior investment advisory agreement with KIM and the approval of the Investment Advisory Agreement and at other meetings held during the course of the year, the
Trustees,   including  the  Independent   Trustees,   requested,   reviewed  and
considered, and KIM provided, materials relating to KIM's investment and management services under the Investment Advisory Agreement and the Fund's prior investment advisory agreement. Among other written and oral information, these materials included information regarding: (i) the investment performance of the Fund, a peer group of funds and an index over various time periods, (ii) sales and redemption data with respect to the Fund, (iii) the general investment outlook in the markets in which the Fund invests, (iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of the Fund's assets, and (vi) the record of compliance with the Fund's investment policies and restrictions and with the Fund's Code of Ethics and the structure and responsibilities of KIM's compliance department.

As part of the review of the Investment Advisory Agreement, the Independent Trustees requested, reviewed and considered, and KIM provided, additional information in order to evaluate the quality of KIM's services and the reasonableness of the fee under the Investment Advisory Agreement. Among other items, this information included data or analyses of: (i) management and other fees incurred by a peer group of funds, (ii) expense ratios for the Fund and a peer group of funds, (iii) KIM's financial results and condition, including its profitability from services performed for the Fund, (iv) investment management staffing, and (v) the potential for achieving economies of scale in light of expenses that are not incurred as fees based on a percentage of net assets.

The following summarizes matters considered by the Trustees in connection with their approval of the Investment Advisory Agreement. However, the Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

NATURE, QUALITY AND EXTENT OF INVESTMENT ADVISORY SERVICES.

INVESTMENT PERFORMANCE. The Trustees reviewed the Fund's investment performance, as well as the Fund's performance compared to both the performance of a peer group and the results of an index. The Trustees noted that the Fund's performance ranked it in the top 34%, 32% and 24% over each of the 1-, 3- and 5-year periods respectively as compared to the performance of similar funds in its peer group category. Additionally, the Fund was awarded 4 stars by Morningstar over the past 3-year and 5-year periods.(1) The Trustees

1 Morningstar rates mutual funds from one to five stars based on how well they have performed (after adjusting for risk and accounting for all sales charges) in comparison to similar funds. Within each Morningstar Category, the top 10% of funds receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. Funds are rated for up to three time periods -- 3-, 5- and 10-years -- and these ratings are combined to produce an overall rating. Ratings are objective, based entirely on a mathematical evaluation of past performance. They may be a useful tool for identifying funds worthy of further research, but should not be considered buy or sell recommendations.
--------------------------------------------------------------------------------
                                    KOBREN INSIGHT FUNDS -- 2005 ANNUAL REPORT 9

--------------------------------------------------------------------------------
                       ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
                                DECEMBER 31, 2005

concluded that the performance of the Fund, together with other factors considered by the Trustees, supported the approval of the Investment Advisory Agreement.

KIM'S PERSONNEL AND METHODS. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of KIM responsible for investment operations. The Trustees also considered the favorable history, reputation, qualifications and background of KIM as well as the qualifications of its personnel. The Trustees concluded that KIM has the quality and depth of personnel and the well-developed methods essential to performing its duties under the Investment Advisory Agreement.

NATURE, QUALITY AND EXTENT OF OTHER SERVICES. The Trustees also considered the nature, quality, cost and extent of the other services to be provided by KIM's affiliate, E*TRADE Securities LLC ("E*TRADE Securities"), and of third party service providers to the Fund. The Trustees noted the Fund's record of compliance with its investment policies and restrictions, and the quality of managerial and administrative services provided by KIM in an increasingly regulated industry. The Trustees determined that KIM had policies and systems reasonably designed to achieve compliance with the Fund's investment objective and regulatory requirements. Based on these considerations, the Trustees concluded that the nature, quality, cost and extent of such other services provided by KIM are satisfactory and reliable and serve the shareholders of the Fund well.

ADVISORY FEE AND EXPENSES. The Trustees considered KIM's fee under the Investment Advisory Agreement relative to the advisory fees charged by a peer group of funds. The Trustees also considered the Fund's expense ratio relative to industry averages for the Fund's peer group category and the advisory fees charged by KIM to other accounts. The Trustees noted that the Fund's advisory fee rate and the Fund's expense ratio (after giving effect to the fee waiver) were below the median advisory fee rate and expense ratio for the Fund's peer group category. The Trustees viewed favorably the current and historic willingness of KIM to limit the Fund's total expense ratio. The Trustees concluded that the advisory fee is acceptable based upon qualifications, experience, reputation and performance of KIM and the moderate overall expense ratio of the Fund given the relatively small size of the Fund and the fund complex.

PROFITABILITY. The Trustees considered the estimated level of profits of KIM and its affiliates from their relationship with the Fund. This consideration included a review of KIM's methodology in allocating certain of its costs to the management of the Fund. The Trustees also considered the financial results realized by KIM and its affiliates in connection with the operation of the Fund. The Trustees recognized that increased fixed costs, particularly compliance, legal and audit fees, have a greater impact on smaller fund families and their advisers, such as the Trust and KIM, than on larger fund complexes and advisers. The Trustees concluded that KIM's profits (which are either small or negative) from management of the Fund, including the financial results derived from the Fund, are eminently fair to the Fund for the management of the Fund in light of the business risks involved.

ECONOMIES OF SCALE. The Trustees considered whether there have been economies of scale in respect of the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Trustees concluded that any perceived and potential economies of scale were not yet a relevant consideration given the size of the Fund.

OTHER BENEFITS TO KIM AND ITS AFFILIATES. The Trustees also considered the character and amount of other direct and incidental benefits received by KIM and its affiliates from their association with the Fund. The Trustees concluded that potential "fall-out" benefits that KIM and its affiliates may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.

In evaluating the Investment Advisory Agreement, the Trustees also reviewed materials furnished by E*TRADE FINANCIAL, including information regarding
E*TRADE FINANCIAL, its affiliates, personnel, operations and financial condition. The Trustees also reviewed the terms of the Acquisition and its possible effects on the Fund and its shareholders. Representatives of KIM discussed with the Trustees the anticipated effects of the Acquisition, and, together with a representative of E*TRADE FINANCIAL, indicated their belief that as a consequence of the proposed transaction, the operations of the Fund and the capabilities of KIM to provide advisory and other services to the Fund would not be adversely affected and may be enhanced by the resources of E*TRADE FINANCIAL, though there could be no assurance as to any particular benefits that may result.

In their considerations, the Trustees deemed to be especially important the experience of KIM's key personnel in portfolio management, the arrangements made to secure the continued service of the key personnel in portfolio management, the high quality and extent of research and management services KIM is expected to continue to provide to the Fund, and the fair and reasonable compensation proposed to be paid to KIM by the Fund under the Investment Advisory Agreement and that the rate of such compensation is identical to the rate of compensation under the prior advisory agreement (which they had recently reviewed and approved). The Trustees also specifically considered the following as relevant to their approval: (i) that the fee and expense ratios of the Fund are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar mutual funds; (ii) the relative performance of the Fund since commencement of operations to comparable mutual funds and unmanaged indices; (iii) that the terms

--------------------------------------------------------------------------------
10  KOBREN INSIGHT FUNDS - 2005 ANNUAL REPORT

--------------------------------------------------------------------------------
                       ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
                                DECEMBER 31, 2005


of the Investment Advisory Agreement are substantially identical to those of the prior advisory agreement, except for a different execution date, effective date and termination date, and the inclusion of escrow provisions (which were applicable only in the event that the Acquisition closed prior to the approval of the Investment Advisory Agreement by the Fund's shareholders);
(iv) the favorable history, reputation, qualification and background of KIM and E*TRADE FINANCIAL, as well as the qualifications of their personnel and their respective financial conditions; (v) the commitment of KIM and E*TRADE FINANCIAL to pay the expenses of the Fund in connection with the Acquisition so that shareholders of the Fund would not have to bear such expenses; (vi) the possibility of benefits that may be realized by the Fund as a result of KIM's affiliation with E*TRADE FINANCIAL, including any resources of E*TRADE FINANCIAL that would be available to KIM; and (vii) other factors deemed relevant by the Trustees.

DISCLOSURE OF FUND EXPENSES: We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table illustrates the Fund's costs in two ways:

ACTUAL FUND RETURN: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return for the past six month period, the "Expense Ratio" column shows the period's annualized expense ratio, and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN: This section is intended to help you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the SEC requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expense shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) and redemption fees, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher.


                                        BEGINNING ACCOUNT   ENDING ACCOUNT                        EXPENSES PAID
                                         VALUE 7/01/05      VALUE 12/3105     EXPENSE RATIO(1)   DURING PERIOD (2)
                                         -------------      -------------     ----------------   -----------------
Actual Fund Return:     Retail Class         $1,000            $1,083.80           1.00%              $5.25

Hypothetical 5% Return: Retail Class         $1,000            $1,020.16           1.00%              $5.09

(1) Annualized, based on the Fund's most recent fiscal half-year expenses.
(2) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

TAX INFORMATION:

The percentage of income from direct obligations of the U.S. Government in the Fund was 18.27%.

During the year ended December 31, 2005, the Fund declared long-term capital gains of $4,272,544.

For the fiscal year ended December 31, 2005 certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the income paid, 59.57% of income may qualify for the 15% dividend income tax rate. Complete information will be computed and reported in conjunction with your 2005 Form 1099-DIV.

--------------------------------------------------------------------------------
                                    KOBREN INSIGHT FUNDS - 2005 ANNUAL REPORT 11

--------------------------------------------------------------------------------
                       ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
                                DECEMBER 31, 2005

INFORMATION ABOUT TRUSTEES AND OFFICERS:

Information pertaining to the Trustees and officers of the Trust is set forth below. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function. The Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request by calling (toll free) 1-800-456-2736.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Number of          Other
                                Term of                                                           Portfolios in    Trusteeships/
                                 Office                                                              Fund Complex    Directorships
Name, Address, Age and        and Length of                                                         Overseen by        Held by
Position(s) with Trust          TimeServed1    Principal Occupation(s) During Past 5 Years             Trustee          Trustee
------------------------------------------------------------------------------------------------------------------------------------
                                                  DISINTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Edward B. Bloom            9 years          Chief Financial Officer and Treasurer of                   2              None
c/o 20 William Street, Suite 310            International Data Group Inc., a publishing
Wellesley Hills, MA 02481                   company.
Age: 55, Trustee
------------------------------------------------------------------------------------------------------------------------------------
Arthur Dubroff             9 years          Chief Financial Officer of Net2Phone, Inc., a              2             Virtual
c/o 20 William Street, Suite 310            provider of Voice over Internet Protocol telephony                    Communities,
Wellesley Hills, MA 02481                   services, from November 2002 to present; Chief                            Inc.
Age: 55, Trustee                            Financial Officer of Virtual Communities, Inc, a
                                            software provider, from July 2000 to the present;
                                            Consultant for Turnberry Consulting, LLC from
                                            October 1999 to present.
------------------------------------------------------------------------------------------------------------------------------------
Stuart J. Novick           9 years          Senior Vice President, General Counsel and                 2              None
c/o 20 William Street, Suite 310            Secretary of Children's Hospital Boston since
Wellesley Hills, MA 02481                   April 1997.
Age: 55, Trustee
------------------------------------------------------------------------------------------------------------------------------------
                                                    INTERESTED TRUSTEES2
------------------------------------------------------------------------------------------------------------------------------------
Eric M. Kobren             9 years          President of Mutual Fund Investors Association,            2              None
20 William Street, Suite 310                Inc.; President of Kobren Insight Management, Inc.
Wellesley Hills, MA 02481                   and a registered representative of E*TRADE
Age: 52                                     Securities, LLC. These are a financial publishing
Chairman and President                      company, a registered investment advisory firm and
                                            a registered broker-dealer, respectively. Prior to
                                            November 2, 2005, President of Kobren Insight
                                            Brokerage, Inc. Since 2001, Managing Member of
                                            Alumni Capital, LLC, a General Partner to a
                                            private investment partnership.
------------------------------------------------------------------------------------------------------------------------------------
                                                   OFFICER(S) WHO ARE NOT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Eric J. Godes              9 years          Managing Director of Kobren Insight Management,           N/A              N/A
20 William Street, Suite 310                Inc. and Managing Director and a registered
Wellesley Hills, MA 02481                   representative of E*TRADE Securities, LLC. Prior
Age: 44                                     to November 2, 2005, Managing Director of Kobren
Chief Financial Officer, Vice               Insight Brokerage, Inc. and Alumni Capital, LLC, a
President, Treasurer, Secretary             registered broker-dealer and general partner to a
                                            private investment partnership, respectively.
------------------------------------------------------------------------------------------------------------------------------------

1 Trustees serve for an indefinite term until the earliest of a Trustee's: (i) removal by a two-thirds vote of the Board of Trustees or shareholders, (ii) resignation, (iii) death, (iv) bankruptcy or (v) adjudicated incompetence.

2 "Interested person" of the Trust as defined in the 1940 Act. Mr. Kobren is considered an "interested person" because of his affiliation with Kobren Insight Management, Inc., which acts as the Trust's investment adviser.


--------------------------------------------------------------------------------
12 KOBREN INSIGHT FUNDS - 2005 ANNUAL REPORT

[GRAPHIC OMITTED]
KOBREN                       DELPHI VALUE FUND
INSIGHT ------------------------------------------------------------------------
FUNDS
                  ANNUAL REPORT                         DECEMBER 31, 2005
--------------------------------------------------------------------------------
[GRAPHIC OMITTED]
SCOTT M. BLACK PIC

     Dear Shareholders,

     We are pleased to report that the Delphi Value Fund outperformed all of the popular indices - the Standard & Poor's 500 Index ("S&P 500"), the Dow Jones Industrials, and the NASDAQ Composite - in 2005 with a gain of 6.7% (institutional class, +7.0%). Notably, the six year span from January 1, 2000 through December 31, 2005, has been one of the worst performing periods for U.S. equities, as a whole, since the demise of the "nifty fifty" in the 1970s. Utilizing the S&P 500 as a proxy for the general market index, one finds that common stocks actually declined 6.9% (even with dividends reinvested) over this six year interval. Conversely, your Fund posted a 72.0% cumulative gain (institutional class, +74.8%) corroborating the merits of value investing. Purchasing solid businesses with high returns on equity and low price/earnings ratios proved to be an effective antidote against the aftershocks of the technology bubble.

     During the second half of 2005, the Fund appreciated 5.3% (institutional class, +5.4%) with the majority of the uptick in November and December. An analysis of the individual holdings indicates that energy and technology issues dominated the period winners. Two Canadian oil companies; Nexen (+56.8%) and Talisman Energy (+40.8%); and XTO Energy (+29.3%) produced robust advances. Three technology firms - MEMC Electronic Materials (silicon wafers), Western Digital (disc drives), and Micron Technology (semiconductors) - surged 40.6%, 38.7%, and 30.4%, respectively. Additionally, individual names like Lamson & Sessions (plastics, +111.7%), Toyota Motor (+46.3%), and Polo Ralph Lauren (+30.2%) contributed favorably to the overall results. Amongst the underachievers were Toll Brothers (-31.8%), IPC Holdings (-30.9%), and Dryships (-26.0%). Toll, the largest U.S. builder of luxury homes, recognized record sales and earnings, but forecast slower growth in 2006. IPC Holdings, a Bermuda catastrophe reinsurer, was pummelled by Hurricanes Katrina, Rita, and Wilma. Finally, Dryships, a major drybulk carrier with twenty-seven vessels, dropped concomitantly with the decline in spot drybulk cargo rates. For the record, Dryships is selling at 4x estimated 2006 earnings and 1.2x its tangible book value.

     Reviewing portfolio activity, one discovers that two energy and two technology companies were added to the portfolio in the second half of 2005. Apache, an international exploration and development corporation, and Pioneer Drilling, onshore domestic rigs, were purchased at 7.8x and 10.0x expected 2006 earnings, respectively. Avnet, an electronics distributor, and Seagate Technology, a large U.S. manufacturer of disc drives, were acquired at 12.7x and 8.3x the forthcoming year's earnings. All four have appreciated since their initial purchases. To offset some realized gains, we divested a handful of positions with weak fundamentals; namely, Helen of Troy, Pfizer, Jones Apparel Group, and Montpelier Re Holdings.

     While Delphi does not possess a crystal ball, we foresee a good year in 2006 for U.S. equities. Our internal model demonstrates that the S&P 500 was approximately 8% to 12% undervalued at year end 2005. We are optimistic that real Gross Domestic Product ("GDP") will grow 31/2% in 2006 with consumer price inflation of 21/2%. U.S. corporate profits should accelerate 6% in line with nominal GDP since corporate earnings as a percentage of GDP are already at a record high ratio. Most important, the Federal Reserve Board (the "Fed") should be nearing the end of its rate hikes. As we write this letter, we believe Mr. Greenspan will raise the Fed Funds rate to 41/2% in January. Also, we think Ben Bernanke, to prove that he is an "inflation fighter," will add another 25 basis points in March; thereafter, the Fed policy should be benign. While the twin deficits - fiscal budgetary ($400 billion) and balance of trade ($700 billion) are worrisome - the U.S. economy will navigate successfully through these roiled waters. Quite simply, China must increase exports to the United States to maintain its 8%+ economic growth rate and to provide incremental employment in its country. Hence, China along with Japan and the Mideast oil kingdoms will continue to recycle a portion of their dollar holdings into U.S. Treasuries thereby underwriting our fiscal deficit.

     We thank you for your continued support and wish you a healthy and prosperous New Year.


                                  Best Regards,
                               /S/ SCOTT M. BLACK
                                 Scott M. Black
                                    President

--------------------------------------------------------------------------------
                                 FUND OVERVIEW
--------------------------------------------------------------------------------
                               DECEMBER 31, 2005


--------------------------------------------------------------------------------
                       VALUE OF $10,000 INVESTED 12/23/98
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]
             EDGAR REPRESENTATION OF PLOT POINTS IN PRINTED GRAPHIC

Delphi Value Fund Retail Class   $19,357
Russell Midcap Value Index       $21,743

TOTAL RETURN

                        12 Months            5 Year            Annualized
                          Ended            Annualized       Since Inception
                        12/31/05             Return           (12/23/98)
Retail Class              +6.7%              +7.9%              +9.9%
Institutional Class       +7.0%              +8.2%             +10.2%
Russell Midcap Value     +12.6%             +12.2%             +11.7%

NET ASSET VALUE - 12/31/05

Retail Class:           $17.32          Institutional Class:            $17.61

TOTAL NET ASSETS

  $124,519,824

TOP TEN EQUITY HOLDINGS*

SECURITY                            SECTOR                   ALLOC (%)
Berkshire Hathaway - Class B        Conglomerates               2.7
XTO Energy, Inc.                    Energy                      2.1
Lehman Brothers Holdings, Inc.      Financial Services          1.9
MEMC Electronic Materials, Inc.     Aerospace/Technology        1.8
Nexen, Inc.                         Energy                      1.7
Toyota Motor Corp., SP ADR          Consumer Related            1.6
Talisman Energy, Inc.               Energy                      1.6
Western Digital Corp.               Aerospace/Technology        1.6
Bear Stearns Cos., Inc.             Financial Services          1.6
D.R. Horton, Inc.                   Construction & Real Estate  1.6

*As a percent of total net assets.

SECTORS

Cash & Net Other Assets and Liabilities    5.3%
Banking                                    9.5%
Conglomerates                              4.2%
Publishing & Broadcasting                  9.2%
Insurance                                  8.2%
Food & Beverage                            2.2%
Transportation                             3.0%
Textiles & Apparel                         2.6%
Retail                                     3.5%
Equity                                    94.7%
Financial Services                         9.8%
Manufacturing                              4.7%
Construction & Real Estate                 7.6%
Consumer Related                           3.7%
Basic Materials                            5.9%
Energy                                    11.5%


ASSET ALLOCATION

Cash & Net Other Assets and Liabilities   5.3%
Equity                                   94.7%
--------------------------------------------------------------------------------
Kobren Insight Management, Inc. is the Fund's adviser, Delphi Management, Inc. is the sub-adviser and E*TRADE Securities LLC, is the distributorof the Fund. Performance data reflects past performance and is not a guarantee of future returns. PERFORMANCE DATA DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURN FIGURES INCLUDE REINVESTMENTOF ALL DISTRIBUTIONS. INVESTMENT RETURNS AND PRINCIPAL VALUES FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARESMAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. The Russell Midcap Value Index is an unmanaged index of common stocks. The Adviser absorbedcertain expenses of the Fund during certain periods, without which the total return would be lower. Portfolio holdings and percentages of the Fundmay change at any time. THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS. PLEASE READ IT CAREFULLY BEFORE INVESTING. YOU MAYOBTAIN A PROSPECTUS OR CURRENT PERFORMANCE INFORMATION BY CALLING 1-800-4KOBREN (1-800-456-2736) OR BY VISITING WWW.KOBREN.COM.
--------------------------------------------------------------------------------
2  DELPHI VALUE FUND -- 2005 ANNUAL REPORT

--------------------------------------------------------------------------------
                            PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------
                                DECEMBER 31, 2005

    SHARES                                                       VALUE (NOTE 1)
--------------------------------------------------------------------------------
            COMMON STOCKS - 94.69%
--------------------------------------------------------------------------------
            AEROSPACE/TECHNOLOGY - 9.09%
 -------------------------------------------------------------------------------
    37,400  Arrow Electronics, Inc. (1)                          $   1,197,922
    54,800  Avnet, Inc. (1)                                          1,311,912
    31,100  Ingersoll-Rand Co., Ltd., Class A                        1,255,507
   103,200  MEMC Electronic Materials, Inc. (1)                      2,287,944
   118,400  Micron Technology, Inc. (1)                              1,575,904
    84,000  Seagate Technology (1)                                   1,679,160
   108,000  Western Digital Corp. (1)                                2,009,880
                                                                 ---------------
                                                                    11,318,229
            BANKING - 9.54%
--------------------------------------------------------------------------------
    36,600  Citigroup, Inc.                                          1,776,198
    69,100  Colonial BancGroup, Inc.                                 1,645,962
    50,400  Community Bank System, Inc.                              1,136,520
    59,900  North Fork Bancorporation, Inc.                          1,638,864
    61,500  Southwest Bancorp, Inc.                                  1,230,000
    43,000  TD Banknorth, Inc.                                       1,249,150
    29,700  Webster Financial Corp.                                  1,392,930
    28,815  Wells Fargo & Co.                                        1,810,447
                                                                 ---------------
                                                                    11,880,071
            BASIC MATERIALS - 5.87%
--------------------------------------------------------------------------------
    30,050  Cytec Industries, Inc.                                   1,431,281
    36,000  Dow Chemical Co.                                         1,577,520
    41,500  Inco, Ltd.                                               1,808,155
    36,300  NOVA Chemicals Corp.                                     1,212,420
    25,975  POSCO, ADR                                               1,286,022
                                                                 ---------------
                                                                     7,315,398
            CONGLOMERATES - 4.22%
--------------------------------------------------------------------------------
     1,164  Berkshire Hathaway, Inc., Class B (1)                    3,416,922
    17,800  Norsk Hydro ASA, SP ADR                                  1,836,604
                                                                 ---------------
                                                                     5,253,526
            CONSTRUCTION & REAL ESTATE - 7.62%
--------------------------------------------------------------------------------
    20,400  Boston Properties, Inc., REIT                            1,512,252
    54,069  D.R. Horton, Inc.                                        1,931,885
    31,080  Lennar Corp., Class A                                    1,896,502
    51,000  Sunstone Hotel Investors, Inc., REIT                     1,355,070
    36,000  Toll Brothers, Inc. (1)                                  1,247,040
    73,400  U-Store-It Trust, REIT                                   1,545,070
                                                                 ---------------
                                                                     9,487,819
            CONSUMER RELATED - 3.72%
--------------------------------------------------------------------------------
    58,000  Disney (Walt) Co.                                        1,390,260
    88,700  La-Z-Boy, Inc.                                           1,202,772
    19,500  Toyota Motor Corp., SP ADR                               2,040,090
                                                                 ---------------
                                                                     4,633,122
            ENERGY - 11.53%
--------------------------------------------------------------------------------
    12,200  Apache Corp.                                               835,944
    83,000  Denbury Resources, Inc. (1)                              1,890,740
    28,900  Marathon Oil Corp.                                       1,762,033
    43,885  Nexen, Inc.                                              2,090,242
    71,600  Pioneer Drilling Co. (1)                                 1,283,788
    38,300  Talisman Energy, Inc.                                    2,025,304
    47,300  Whiting Petroleum Corp. (1)                              1,892,000
    58,588  XTO Energy, Inc.                                         2,574,357
                                                                 ---------------
                                                                    14,354,408
            FINANCIAL SERVICES - 9.80%
--------------------------------------------------------------------------------
    31,000  American Express Co.                                     1,595,260
    17,084  Bear Stearns Cos., Inc.                                  1,973,714
    15,000  Goldman Sachs Group, Inc.                                1,915,650
    61,800  H&R Block, Inc.                                          1,517,190
    34,500  iStar Financial, Inc., REIT                              1,229,925
    18,200  Lehman Brothers Holdings, Inc.                           2,332,694
    28,855  Morgan Stanley                                           1,637,233
                                                                 ---------------
                                                                    12,201,666
            FOOD & BEVERAGE - 2.17%
--------------------------------------------------------------------------------
    52,000  Pepsi Bottling Group, Inc.                               1,487,720
   100,615  Ryan's Restaurant Group, Inc. (1)                        1,213,417
                                                                 ---------------
                                                                     2,701,137


    SHARES                                                       VALUE (NOTE 1)
--------------------------------------------------------------------------------
            INSURANCE - 8.16%
--------------------------------------------------------------------------------
    60,200  Aspen Insurance Holdings, Ltd.                       $   1,424,934
    39,000  IPC Holdings, Ltd.                                       1,067,820
    37,900  PMI Group, Inc. (The)                                    1,556,553
    29,500  Radian Group, Inc.                                       1,728,405
    31,200  RenaissanceRe Holdings, Ltd.                             1,376,232
    29,960  SAFECO Corp.                                             1,692,740
    19,600  XL Capital, Ltd., Class A                                1,320,648
                                                                 ---------------
                                                                    10,167,332
            MANUFACTURING - 4.71%
--------------------------------------------------------------------------------
    26,550  BorgWarner, Inc.                                         1,609,727
    32,000  Briggs & Stratton Corp.                                  1,241,280
    64,475  Lamson & Sessions Co. (1)                                1,613,164
    46,375  Masco Corp.                                              1,400,061
                                                                 ---------------
                                                                     5,864,232
            PUBLISHING & BROADCASTING - 9.21%
--------------------------------------------------------------------------------
    49,900  Comcast Corp., Class A (1)                               1,281,931
    22,000  Gannett Co., Inc.                                        1,332,540
    37,500  Lee Enterprises, Inc.                                    1,384,125
   151,500  Liberty Media Corp., Class A (1)                         1,192,305
    23,000  McClatchy Co., Class A                                   1,359,300
    35,000  McGraw-Hill Cos., Inc.                                   1,807,050
    88,800  News Corp., Class B                                      1,474,968
     2,135  Washington Post Co., Class B                             1,633,275
                                                                 ---------------
                                                                    11,465,494
            RETAIL - 3.48%
--------------------------------------------------------------------------------
    59,000  American Eagle Outfitters, Inc.                          1,355,820
    39,500  Ethan Allen Interiors, Inc.                              1,442,935
    23,100  Federated Department Stores, Inc.                        1,532,223
                                                                 ---------------
                                                                     4,330,978
            TEXTILES & APPAREL - 2.59%
--------------------------------------------------------------------------------
    40,700  Liz Claiborne, Inc.                                      1,457,874
    31,500  Polo Ralph Lauren Corp.                                  1,768,410
                                                                 ---------------
                                                                     3,226,284
            TRANSPORTATION - 2.98%
--------------------------------------------------------------------------------
     3,800  Arkansas Best Corp.                                        165,984
    73,000  Dryships, Inc.                                             892,053
    77,400  OMI Corp.                                                1,404,810
    31,430  Teekay Shipping Corp.                                    1,254,057
                                                                 ---------------
                                                                     3,716,904

            TOTAL COMMON STOCKS                                    117,916,600
            (Cost $77,397,947)

            INVESTMENT COMPANY - 6.49%
 8,077,948  Dreyfus Cash Management Plus Fund (2)                    8,077,948
                                                                 ---------------

            TOTAL INVESTMENT COMPANY                                 8,077,948
                                                                 ---------------
            (Cost $8,077,948)

            TOTAL INVESTMENTS - 101.18%                            125,994,548
            (Cost $85,475,895*)

            LIABILITIES NET OF CASH &
            OTHER ASSETS - (1.18%)                                  (1,474,724)
                                                                 ---------------

            TOTAL NET ASSETS - 100.00%                           $ 124,519,824
                                                                 ===============
--------------------------------------------------------------------------------
       (1)  Non-income producing.
       (2)  An affiliate of the Custodian.
       ADR  American Depositary Receipt
      REIT  Real Estate Investment Trust
    SP ADR  Sponsored American Depositary Receipt

         * For Federal income tax purposes, cost is $85,475,895 and appreciation (depreciation) is as follows:

Unrealized appreciation:         $41,664,453
Unrealized depreciation:          (1,145,800)
                                 ------------
Net unrealized appreciation:     $40,518,653
                                 ============

                       SEE NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                        DELPHI VALUE FUND - 2005 ANNUAL REPORT 3

--------------------------------------------------------------------------------
                      STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                               DECEMBER 31, 2005



ASSETS:

Investments, at cost                                             $   85,475,895
                                                                 ===============

Investments, at value (Note 1) (See Portfolio of Investments)    $  125,994,548
Dividends receivable                                                    222,334
Receivable for shares sold                                               20,047
Prepaid expenses and other assets                                         7,908
                                                                 ---------------
   Total assets                                                     126,244,837
                                                                 ---------------
LIABILITIES:

Payable for investments purchased                                       297,311
Payable for shares redeemed                                           1,253,140
Investment advisory fee payable (Note 2)                                107,885
Distribution fee payable (Note 2)                                        14,243
Accrued trustees' fees and expenses (Note 2)                              6,034
Accrued expenses and other payables                                      46,400
                                                                 ---------------
   Total liabilities                                                  1,725,013
                                                                 ---------------
NET ASSETS                                                       $  124,519,824
                                                                 ===============


NET ASSETS CONSIST OF:
Accumulated net realized gain on investments sold                $    1,294,008
Net unrealized appreciation of investments                           40,518,653
Par value (Note 5)                                                        7,132
Paid-in capital                                                      82,700,031
                                                                 ---------------
NET ASSETS                                                       $  124,519,824
                                                                 ===============


COMPUTATION OF NET ASSET VALUE
RETAIL CLASS SHARES:
Net asset value, offering and redemption price per share
 ($65,959,062 / 3,807,276 shares) (unlimited authorization)      $        17.32
                                                                 ===============

INSTITUTIONAL CLASS SHARES:
Net asset value, offering and redemption price per share
 ($58,560,762 / 3,325,124 shares) (unlimited authorization)      $        17.61
                                                                 ===============


                       SEE NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
4  DELPHI VALUE FUND - 2005 ANNUAL REPORT

--------------------------------------------------------------------------------
                             STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                      FOR THE YEAR ENDED DECEMBER 31, 2005

INVESTMENT INCOME:
Dividends                                                        $    2,064,322
                                                                 ---------------
   Total investment income                                            2,064,322
                                                                 ---------------

EXPENSES:
Investment  advisory fee (Note 2)                                     1,216,573
Administration fee (Note 2)                                             103,577
Transfer agent fees (Note 2)                                             68,595
Sub-transfer agent fee (Retail Class) (Note 3)                           27,575
Custodian fees (Note 2)                                                  25,821
Professional fees                                                        52,182
Trustees' fees and  expenses  (Note 2)                                   31,928
Registration  and filing fees                                            30,500
Reports to shareholders                                                   7,745
Distribution  fees (Retail  Class)  (Note 2)                            162,041
Other                                                                    13,695
                                                                 ---------------
   Total expenses                                                     1,740,232
                                                                 ---------------
NET INVESTMENT INCOME                                                   324,090
                                                                 ---------------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain from security transactions                          7,173,092
Net change in  unrealized  appreciation  of  investments                589,180
                                                                 ---------------
Net realized and unrealized gain on investments                       7,762,272
                                                                 ---------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS             $    8,086,362
                                                                 ===============


                        SEE NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                        DELPHI VALUE FUND - 2005 ANNUAL REPORT 5

--------------------------------------------------------------------------------
                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------



                                                                                     FOR THE YEAR ENDED DECEMBER 31,
                                                                                      2005                   2004
                                                                                 --------------          -------------
Net  investment  income  (loss)                                                 $     324,090           $   (167,929)
Net  realized  gain from security transactions                                      7,173,092              3,900,950
Net change in unrealized  appreciation of  investments                                589,180              9,919,259
                                                                                --------------          -------------
Net increase in net assets  resulting  from operations                              8,086,362             13,652,280

Distribution to shareholders from:
    Retail Shares:
        Net investment income                                                        (113,094)                    --
        Net realized gains on investments                                          (3,698,826)            (2,014,197)
                                                                                --------------          -------------
            Total distributions                                                    (3,811,920)            (2,014,197)
    Institutional Shares:
        Net investment income                                                        (266,899)                    --
        Net realized gains on investments                                          (3,260,607)            (1,691,208)
                                                                                --------------          -------------
            Total distributions                                                    (3,527,506)            (1,691,208)
Total distributions to shareholders                                                (7,339,426)            (3,705,405)
                                                                                --------------          -------------

Net increase in net assets from fund share transactions (Note 5)                    2,936,190              4,514,305
                                                                                --------------          -------------

Net increase in net assets                                                          3,683,126             14,461,180
                                                                                --------------          -------------
NET ASSETS:
Beginning of period                                                               120,836,698            106,375,518
                                                                                --------------          -------------
End of period (including line A)                                                $ 124,519,824           $120,836,698
                                                                                ==============          =============

(A) Accumulated undistributed net investment income                             $          --           $         --
                                                                                ==============          =============


                        SEE NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
6  DELPHI VALUE FUND - 2005 ANNUAL REPORT

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                FOR A FUND SHARE OUTSTANDING THROUGHOUT THE YEAR



                                                                                     RETAIL CLASS SHARES
                                                                                       FOR THE YEAR ENDED
                                                                12/31/2005    12/31/2004    12/31/2003    12/31/2002    12/31/2001
                                                                ----------    ----------    ----------    ----------    ----------
Net asset value - beginning of period                           $  17.23      $  15.79      $  11.91      $  13.18      $  13.00


Net investment income (loss)                                        0.02         (0.05)        (0.03)        (0.02)        (0.02)

Net realized and unrealized gain (loss)
  on investments                                                    1.12          2.04          3.91         (1.25)         0.27
                                                                ----------    ----------    ----------    ----------    ----------

Net increase (decrease) in net assets
  resulting from investment operations                              1.14          1.99          3.88         (1.27)         0.25


Distributions from net investment income                           (0.03)          --            --            --            --
Distributions from net realized gains
  on investments                                                   (1.02)        (0.55)          --            --          (0.07)
                                                                ----------    ----------    ----------    ----------    ----------
Total distributions                                                (1.05)        (0.55)          --            --          (0.07)

Net asset value - end of period                                 $  17.32      $  17.23      $  15.79      $  11.91      $  13.18
                                                                ==========    ==========    ==========    ==========    ==========


Total return (a)                                                    6.66%        12.52%        32.58%        (9.64)%        1.90%
                                                                ==========    ==========    ==========    ==========    ==========


RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Net assets, end of period (in 000's)                            $ 65,959      $ 65,446      $ 61,197      $ 43,808      $ 44,744

Ratio of net investment income (loss)
  to average net assets                                            0.13%       (0.28)%       (0.21)%       (0.13)%       (0.12)%

Ratio of operating expenses to average
  net assets before fees waived and/or
  expenses reimbursed by investment
  adviser and administrator                                        1.57%         1.58%         1.64%         1.63%         1.64%

Ratio of operating expenses to average
  net assets after waivers and/or
  expense reimbursements                                           1.57%         1.58%         1.64%         1.63%         1.64%

Portfolio turnover rate                                              22%           31%           22%           23%           29%

--------------------------------------------------------------------------------
(a) Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.


                        SEE NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                        DELPHI VALUE FUND - 2005 ANNUAL REPORT 7

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                FOR A FUND SHARE OUTSTANDING THROUGHOUT THE YEAR



                                                                                    INSTITUTIONAL CLASS SHARES
                                                                                       FOR THE YEAR ENDED
                                                                12/31/2005    12/31/2004    12/31/2003    12/31/2002    12/31/2001
                                                                ----------    ----------    ----------    ----------    ----------
Net asset value - beginning of period                           $  17.49      $  15.98      $  12.02      $  13.26      $  13.05


Net investment income                                               0.07           --           0.01          0.02          0.02

Net realized and unrealized gain (loss)
   on investments                                                   1.15          2.06          3.95         (1.26)         0.26
                                                                ----------    ----------    ----------    ----------    ----------

Net increase (decrease) in net assets
   resulting from investment operations                             1.22          2.06          3.96         (1.24)         0.28


Distributions  from net investment income                          (0.08)          --            --            --            --
Distributions  from net realized gains
   on investments                                                  (1.02)        (0.55)          --            --          (0.07)
                                                                ----------    ----------    ----------    ----------    ----------
Total distributions                                                (1.10)        (0.55)          --            --          (0.07)

Net asset value - end of period                                 $  17.61      $  17.49      $  15.98      $  12.02      $  13.26
                                                                ==========    ==========    ==========    ==========    ==========


Total return (a)                                                    6.97%        12.87%        32.95%        (9.35)%        2.12%
                                                                ==========    ==========    ==========    ==========    ==========


RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Net assets, end of period (in 000's)                            $ 58,561      $ 55,390      $ 45,179      $ 33,596      $ 27,938

Ratio of net investment income to
   average net assets                                              0.42%         0.02%         0.08%         0.17%         0.18%

Ratio of operating expenses to average
   net assets before fees waived and/or
   expenses reimbursed by investment
   adviser and administrator                                       1.28%         1.28%         1.35%         1.33%         1.34%
Ratio of operating expenses to average
   net assets after waivers and/or
   expense reimbursements                                          1.28%         1.28%         1.35%         1.33%         1.34%

Portfolio turnover rate                                              22%           31%           22%           23%           29%

--------------------------------------------------------------------------------
(a) Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

                        SEE NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
8  DELPHI VALUE FUND - 2005 ANNUAL REPORT

--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                DECEMBER 31, 2005

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES: Kobren Insight Funds (the "Trust") was organized on September 13, 1996, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open-end diversified management investment company. As of December 31, 2005, the Trust offered shares of two funds, Kobren Growth Fund and Delphi Value Fund (the "Funds"). Information presented in these financial statements pertains only to the Delphi Value Fund (the "Fund"). The Fund is authorized to issue two classes of shares - the Retail Class and the Institutional Class. Each class of shares outstanding bears the same voting, dividend, liquidation and other rights and conditions, except that the expenses incurred in the distribution and marketing of such shares are different for each class. Additionally, the Retail Class is subject to 12b-1 fees and sub-transfer agent fees. The Fund seeks to achieve its investment objective by investing primarily in equity securities of U.S. companies. Investment income, common expenses and realized and unrealized gains and losses are allocated among the share classes of the Fund based on the relative net assets of each class. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

USE OF ESTIMATES -- The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION -- Investment securities are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded or for NASDAQ traded securities, the NASDAQ Official Closing Price. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

DIVIDENDS AND DISTRIBUTIONS -- It is the policy of the Fund to declare and pay dividends from net investment income annually. The Fund will distribute net realized capital gain (including net short-term capital gain), if any, annually, unless offset by any available capital loss carryforward. Additional distributions of net investment income and capital gains for the Fund may be made in order to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gain. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund. The tax character of distributions paid during 2005 and 2004 was as follows:

                        DISTRIBUTIONS PAID IN 2005    DISTRIBUTIONS PAID IN 2004
                      ORDINARY          LONG-TERM        ORDINARY    LONG-TERM
                       INCOME         CAPITAL GAINS       INCOME   CAPITAL GAINS
                       ------         -------------       ------   -------------
Delphi Value Fund    $ 320,893         $ 7,018,533       $    --   $  3,705,405

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows:

                    CAPITAL LOSS    UNDISTRIBUTED    UNDISTRIBUTED    UNREALIZED
                    CARRYFORWARD   ORDINARY INCOME  LONG-TERM GAIN  APPRECIATION
                    ------------   ---------------  --------------  ------------
Delphi Value Fund   $         --   $            --   $ 1,294,008    $ 40,518,653

Net investment income and realized gain and loss for federal income tax purposes may differ from that reported in the financial statements because of permanent book and tax basis differences. Permanent book and tax differences of $55,903, $(55,904) and $1 were reclassified at December 31, 2005 among undistributed net investment income, accumulated net realized loss on investments and paid-in-capital, respectively, for the Fund. These reclasses were related to redesignations and litigation income reclassed to capital.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the specific identified cost basis. Dividend income is recognized on the ex-dividend date. Dividend income on foreign securities is recognized as soon as the Fund is informed of the ex-dividend date. The Fund estimates the components of distributions received from Real Estate Investment Trusts (REITs). Distributions received in excess of income are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is recognized on the accrual basis. All discounts/premiums are accreted/amortized using the effective yield method.

--------------------------------------------------------------------------------
                                        DELPHI VALUE FUND - 2005 ANNUAL REPORT 9

--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                DECEMBER 31, 2005

FEDERAL INCOME TAX -- The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, by distributing substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is applicable.

EXPENSES -- Expenses of the Trust which are directly identifiable to a specific fund are allocated to that fund. Other expenses of the Trust are allocated between the funds based upon relative net assets of each fund. Other expenses of the Trust are allocated equally to those funds in the Trust.

COMMITMENTS AND CONTINGENCIES -- In the normal course of business, the Trust enters into contracts on behalf of the Fund that contain a variety of provisions for general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that are not known at this time. However, based on experience, the Fund believes the risk of loss is remote.

2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE, DISTRIBUTION AND SHAREHOLDER SERVICING FEES AND OTHER RELATED PARTY TRANSACTIONS
The Trust has entered into an investment advisory agreement with Kobren Insight Management, Inc. ("KIM"), which was acquired by E*TRADE FINANCIAL Corporation ("E*TRADE FINANCIAL") on November 2, 2005. KIM has engaged Delphi Management, Inc. ("Delphi") as the Fund's sub-adviser. The Advisory Agreement provides that the Fund pays KIM a fee, computed daily and paid monthly, at the annual rate of 1.00% of the Fund's average daily net assets. KIM is solely responsible for the payment of the sub-adviser fee to Delphi. KIM has voluntarily agreed to limit the Fund's total annual operating expenses of the Retail Class and Institutional Class to no more than 1.75% and 1.50%, respectively, of the Fund's average daily net assets. This voluntary agreement may be terminated at the discretion of the Adviser.

The Trust has also entered into an administration agreement with PFPC Inc. (the "Administrator"), a member of PNC Financial Services Group, Inc. The Administrator also serves as the Trust's transfer agent and dividend paying agent. Mellon Trust of New England, N.A., an indirectly wholly-owned subsidiary of Mellon Financial Corporation, serves as the Trust's custodian.

Prior to November 2, 2005, Kobren Insight Brokerage, Inc. served as distributor of the Fund. As of November 2, 2005, E*TRADE Securities LLC ("E*TRADE Securities"), an affiliate of KIM, serves as distributor of the Fund.

The Retail Class of the Fund has adopted a Shareholder Servicing and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Fund pays E*TRADE Securities a monthly 12b-1 fee for distribution services provided, at an annual rate of 0.25% of the average daily net assets attributable to the Retail Class of shares.

No officer, director or employee of KIM, E*TRADE FINANCIAL, the Administrator, or any affiliate thereof, receives any compensation from the Trust for serving as a trustee or officer of the Trust. Each trustee who is not an "affiliated person" receives an annual retainer fee of $5,000 plus $1,000 for each board meeting attended and $500 for each committee meeting attended. The Trust also reimburses out-of-pocket expenses incurred by each trustee in attending such meetings.

3. SUB-TRANSFER AGENT FEES
The Retail Class of the Fund is subject to sub-transfer agent fees consisting of broker-dealer and fund network fees. The Fund pays participating networks a monthly fee for maintaining shareholder accounts at an annual rate of up to 0.10% of the average daily balances of fund accounts invested through those networks.

4. PURCHASES AND SALES
The aggregate amounts of purchases and sales of the Fund's investment securities, other than short-term securities, for the year ended December 31, 2005, were $25,478,795 and $27,232,926 of non-governmental issues, respectively.

--------------------------------------------------------------------------------
10  DELPHI VALUE FUND - 2005 ANNUAL REPORT

--------------------------------------------------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                DECEMBER 31, 2005

5. SHARES OF BENEFICIAL INTEREST
As of December 31, 2005, an unlimited number of shares of beneficial interest, par value $0.001, was authorized for the Trust. Changes in shares of beneficial interest for the Fund were as follows:


                                               YEAR ENDED                                         YEAR ENDED
                                             DECEMBER 31, 2005                                 DECEMBER 31, 2004
                                             -----------------                                 -----------------
RETAIL CLASS:                          SHARES              AMOUNT                       SHARES                   AMOUNT
-------------                          ------              ------                       ------                   ------
Shares sold                           304,820           $ 5,325,980                    739,617               $ 12,001,530
Shares issued as reinvest-
  ment of distributions               200,700             3,490,184                     105,381                 1,814,669
Shares redeemed                      (497,504)           (8,653,157)                  (920,299)               (15,010,419)
                                   -----------           -----------                -----------               -----------
Net increase (decrease)                 8,016           $   163,007                    (75,301)              $ (1,194,220)
                                   ===========           ===========                ===========               ===========

INSTITUTIONAL CLASS:
Shares sold                           285,805           $ 5,084,300                    651,692               $ 10,841,916
Shares issued as reinvest-
  ment of distributions               178,630             3,158,174                     94,655                  1,654,567
Shares redeemed                      (306,176)           (5,469,291)                  (406,297)                (6,787,958)
                                   -----------           -----------                -----------               -----------
Net increase                          158,259           $  2,773,183                   340,050               $  5,708,525
                                   ===========           ===========                ===========               ===========
Total net increase from fund
  share transactions                                    $  2,936,190                                         $  4,514,305
                                                         ===========                                          ===========

At December 31, 2005, KIM, Delphi and their affiliates owned 627,995 Retail Class shares and 25,830 Institutional Class shares of the Fund representing 16.5% and 0.8%, respectively, of the outstanding shares. Discretionary accounts managed by KIM for management clients collectively held 1,859,791shares of the Institutional Class representing 55.9% of the outstanding shares.

6. SHAREHOLDER VOTING (UNAUDITED): On October 19, 2005, the Fund held a Special Meeting of Shareholders for the following purposes: (1) approve a new investment advisory agreement; (2) approve a new investment sub-advisory agreement; and (3) for the retail class only, approve a new Rule 12b-1 distribution plan. The proposals were approved by shareholders and the results of the proposals are as follows:

 Proposal 1: Approval of a new Investment Advisory Agreement                 NUMBER OF SHARES
                                                                             ----------------
    FOR                                                                        4,060,236.386
    AGAINST                                                                       78,379.290
    ABSTAIN                                                                       56,036.132

 Proposal 2: Approval of Investment Sub-advisory Agreement                   NUMBER OF SHARES
                                                                             ----------------
    FOR                                                                        4,066,078.592
    AGAINST                                                                       70,704.831
    ABSTAIN                                                                       53,868.385

 Proposal 3: Approval of Rule 12b-1 Distribution Plan (Retail Class only)    NUMBER OF SHARES
                                                                             ----------------
    FOR                                                                        1,916,325.944
    AGAINST                                                                      126,410.783
    ABSTAIN                                                                       42,244.810

--------------------------------------------------------------------------------
                                       DELPHI VALUE FUND - 2005 ANNUAL REPORT 11

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES OF KOBREN INSIGHT FUNDS
AND THE SHAREHOLDERS OF DELPHI VALUE FUND

We have audited the accompanying statement of assets and liabilities of the Delphi Value Fund, a series of the Kobren Insight Funds (the "Trust"), including the schedule of investments, as of December 31, 2005, and the related statement of operations, the statement of changes in net assets and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended December 31, 2004 and the financial highlights for each of the four years in the period ended December 31, 2004 have been audited by other auditors, whose report dated February 11, 2005 expressed an unqualified opinion on such financial statement and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Delphi Value Fund, as of December 31, 2005, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

PHILADELPHIA, PENNSYLVANIA                              TAIT, WELLER & BAKER LLP
FEBRUARY 3, 2006
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
                                DECEMBER 31, 2005

FORM N-Q: The Trust files complete Portfolio of Investments for the Fund with the U.S. Securities and Exchange Commission (the "SEC") for the Trust's first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's website at www.sec.gov and are available for review and copying at the SEC's Public Reference Room in Washington, D.C. Information on the operations of the Public Reference Room may be obtained by calling the SEC at 1-800SEC-0330.

PROXY VOTING: Delphi Value Fund's Proxy Voting Policies and Procedures, used to determine how to vote proxies relating to portfolio securities, are included in the Trust's Statement of Additional Information ("SAI"), and are also available
(i) upon request, without charge, by calling 1-800-4KOBREN (800-456-2736); (ii) on Delphi Value Fund's website at www.kobren.com; and (iii) on the SEC's website at www.sec.gov.

Delphi Value Fund's Proxy Voting Record for the most recent twelve-month period ended June 30 is available (i) upon request, without charge, by calling
1-800-4KOBREN (800-456-2736); (ii) on Delphi Value Fund's website at www.kobren.com; and (iii) on the SEC's website at www.sec.gov.

--------------------------------------------------------------------------------
12  DELPHI VALUE FUND - 2005 ANNUAL REPORT

--------------------------------------------------------------------------------
                       ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
                                DECEMBER 31, 2005

FACTORS CONSIDERED BY THE INDEPENDENT TRUSTEES IN APPROVING THE INVESTMENT ADVISORY AGREEMENT AND SUBADVISORY AGREEMENT

The Investment Company Act of 1940, as amended (the "1940 Act"), requires that the investment advisory agreement (the "Investment Advisory Agreement") between the Delphi Value Fund (the "Fund"), a series of Kobren Insight Funds (the
"Trust"), and Kobren Insight Management, Inc. ("KIM"), and the investment subadvisory agreement (the "Investment Subadvisory Agreement") between KIM and Delphi Management, Inc. ("Delphi" and together with the Investment Advisory Agreement, the "Investment Advisory Agreements") be approved initially (and that their continuance be approved annually thereafter) by both the Trust's Board of Trustees and a majority of the Trustees that are non-interested persons of the Trust (the "Independent Trustees") voting separately. At a meeting held on August 11, 2005, the Trustees unanimously approved the Investment Advisory Agreements and determined that the terms of the Investment Advisory Agreements were fair and reasonable. The Trustees determined that the approval of the Investment Advisory Agreements would enable the Fund to continue to receive quality investment advisory and subadvisory services, at a cost deemed reasonable and in the best interests of the Fund and its shareholders, from KIM and Delphi after the acquisition (the "Acquisition") of KIM by E*TRADE FINANCIAL Corporation ("E*TRADE FINANCIAL"). The Acquisition occurred on November 2, 2005.

In meetings specifically addressed to renewal of the Fund's prior investment advisory agreement with KIM and prior investment subadvisory agreement with Delphi and the approval of the Investment Advisory Agreements, and at other meetings held during the course of the year, the Trustees, including the Independent Trustees, requested, reviewed and considered, and KIM and Delphi provided, materials relating to KIM's and Delphi's investment and management services under the Investment Advisory Agreements and the Fund's prior investment advisory agreement and prior investment subadvisory agreement. Among other written and oral information, these materials included information regarding: (i) the investment performance of the Fund, a peer group of funds and an index over various time periods, (ii) sales and redemption data with respect to the Fund, (iii) the general investment outlook in the markets in which the Fund invests, (iv) arrangements in respect of the distribution of the Fund's shares, (v) the procedures employed to determine the value of the Fund's assets, and (vi) the record of compliance with the Fund's investment policies and restrictions and with the Fund's Code of Ethics and the structure and responsibilities of KIM's and Delphi's compliance departments.

As part of the review of the Investment Advisory Agreements, the Independent Trustees requested, reviewed and considered, and KIM and Delphi provided, additional information in order to evaluate the quality of KIM's and Delphi's services and the reasonableness of the fees under the Investment Advisory Agreements. Among other items, this information included data or analyses of:
(i) management and other fees incurred by a peer group of funds, (ii) expense ratios for the Fund and a peer group of funds, (iii) KIM's financial results and condition, including its profitability from services performed for the Fund,
(iv) the fees paid to Delphi by KIM, (v)  investment  management  staffing,  and
(vi) the potential for achieving economies of scale in light of expenses that are not incurred as fees based on a percentage of net assets.

The following summarizes matters considered by the Trustees in connection with their approval of the Investment Advisory Agreements. However, the Trustees did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

NATURE, QUALITY AND EXTENT OF INVESTMENT ADVISORY SERVICES.
INVESTMENT PERFORMANCE. The Trustees also reviewed the Fund's investment performance, as well as the Fund's performance compared to both the performance of a peer group and the results of an index. The Trustees noted that the Fund's performance ranked it in the top 78%, 77% and 78% over each of the 1-, 3- and 5-year periods, respectively, as well as outperforming the Standard & Poor's 500 Index (the "S&P 500" Index) over those periods. Additionally, the Fund was awarded 3 stars by Morningstar over the past 3-year and 5-year periods.(1) The Trustees concluded that the performance of the Fund, together with other factors considered by the Trustees, supported the approval of the Investment Advisory Agreements.

KIM'S AND DELPHI'S PERSONNEL AND METHODS. The Trustees reviewed the background of members of the team responsible for the daily management of the Fund and the Fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Delphi responsible for investment operations. The Trustees also considered the

1 Morningstar rates mutual funds from one to five stars based on how well they have performed (after adjusting for risk and accounting for all sales charges) in comparison to similar funds. Within each Morningstar Category, the top 10% of funds receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. Funds are rated for up to three time periods -- 3-, 5-, and 10-years -- and these ratings are combined to produce an overall rating. Ratings are objective, based entirely on a mathematical evaluation of past performance. They may be a useful tool for identifying funds worthy of further research, but should not be considered buy or sell recommendations.
--------------------------------------------------------------------------------
                                       DELPHI VALUE FUND - 2005 ANNUAL REPORT 13

--------------------------------------------------------------------------------
                       ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
                                DECEMBER 31, 2005

favorable history, reputation, qualifications and background of KIM and Delphi as well as the qualifications of their personnel. The Trustees quality of investment subadvisory services provided by Delphi and its well-structured control policies and procedures, while encouraging Delphi to continue to develop infrastructure to enhance its compliance function. The Trustees viewed favorably that Scott M. Black, an experienced portfolio manager and the president and founder of Delphi, has continuously served as the Fund's portfolio manager since inception and has consistently managed the Fund and used the same style and strategy. The Trustees concluded that KIM and Delphi have the personnel and the methods essential to performing their duties under the Investment Advisory Agreements.

NATURE, QUALITY AND EXTENT OF OTHER SERVICES. The Trustees also considered the nature, quality, cost and extent of the other services provided by KIM and its supervision of Delphi as the Fund's investment subadviser and of third party service providers to the Fund. The Trustees determined that KIM had policies and systems reasonably designed to achieve compliance with the Fund's investment objective and regulatory requirements while encouraging KIM to increase their oversight of Delphi's compliance function. Based on these considerations, the Trustees concluded that the nature, quality, cost and extent of such other services provided by KIM are satisfactory and reliable and serve the shareholders of the Fund well.

ADVISORY FEE AND EXPENSES. The Trustees considered KIM's and Delphi's fees under the Investment Advisory Agreements relative to the advisory fees charged by a peer group of funds. The Trustees also considered the Fund's expense ratio relative to industry averages for the Fund's peer group category and the advisory fees charged by KIM and Delphi to other accounts. The Trustees noted that while the Fund's advisory fee rate was slightly higher than the median advisory fee rate for the Fund's peer group category, Delphi's subadvisory fee rate for the Fund is significantly less than the fee rate it generally charges its other clients for providing similar services. The Trustees noted the Fund's expense ratio (after giving affect to the fee waiver) for the institutional class was below, and for the retail class was slightly above, the median expense ratio for the Fund's peer group category. The Trustees concluded that the advisory fee and subadvisory fee are acceptable based upon qualifications, experience, reputation and performance of KIM and Delphi and the moderate overall expense ratio of the Fund given the relatively small size of the Fund and the fund complex.

PROFITABILITY. The Trustees considered the estimated level of profits of KIM and its affiliates from their relationship with the Fund. This consideration included a review of KIM's methodology in allocating certain of its costs to the management of the Fund. The Trustees also considered the financial results realized by KIM and its affiliates in connection with the operation of the Fund. The Trustees recognized that increased fixed costs, particularly compliance, legal and audit fees, have a greater impact on smaller fund families and their advisers, such as the Trust and KIM, than on larger fund complexes and advisers. The Trustees concluded that KIM's profits (which are either small or negative) from management of the Fund, including the financial results derived from the Fund, are eminently fair to the Fund for the management of the Fund in light of the business risks involved. The Trustees did not review profitability data for Delphi because its fee has been negotiated on an arm's-length basis with KIM and the Fund is not directly responsible for paying Delphi's fees.

ECONOMIES OF SCALE. The Trustees considered whether there have been economies of scale in respect of the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Trustees concluded that any perceived and potential economies of scale were not yet a relevant consideration given the size of the Fund.

OTHER BENEFITS TO KIM AND ITS AFFILIATES. The Trustees also considered the character and amount of other direct and incidental benefits received by KIM and Delphi and their affiliates from their association with the Fund, including the brokerage commissions received by, and the amount of Rule 12b-1 fees and sales commissions retained by, the Fund's distributor. The Trustees concluded that potential "fall-out" benefits that KIM, Delphi and their respective affiliates may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.

In evaluating the Investment Advisory Agreements, the Trustees also reviewed materials furnished by E*TRADE FINANCIAL, including information regarding
E*TRADE FINANCIAL, its affiliates, personnel, operations and financial condition. The Trustees also reviewed the terms of the Acquisition and its possible effects on the Fund and its shareholders. Representatives of KIM discussed with the Trustees the anticipated effects of the Acquisition, and, together with a representative of E*TRADE FINANCIAL, indicated their belief that as a consequence of the proposed transaction, the operations of the Fund and the capabilities of KIM to provide advisory and other services to the Fund would not be adversely affected and may be enhanced by the resources of E*TRADE FINANCIAL, though there could be no assurance as to any particular benefits that may result.

In their considerations, the Trustees deemed to be especially important the experience of KIM's and Delphi's key personnel in portfolio management, the arrangements made to secure the continued service of the key personnel in portfolio management, the high quality and extent of research and management services KIM is expected to continue to provide to the Fund, and the
--------------------------------------------------------------------------------
14 DELPHI VALUE FUND - 2005 ANNUAL REPORT

--------------------------------------------------------------------------------
                       ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
                                DECEMBER 31, 2005

fair and reasonable compensation proposed to be paid to KIM and Delphi under the Investment Advisory Agreements and that the rate of such compensation is identical to the rate of compensation under the prior advisory agreements (which they had recently reviewed and approved). The Trustees also specifically considered the following as relevant to their approvals: (i) that the fee and expense ratios of the Fund are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar mutual funds; (ii) the relative performance of the Fund since commencement of operations to comparable mutual funds and unmanaged indices; (iii) that the terms of the Investment Advisory Agreement and Investment Subadvisory Agreement are substantially identical to those of the prior advisory agreement and prior subadvisory agreement, except for a different execution date, effective date and termination date, and the inclusion of escrow provisions (which were applicable only in the event that the Acquisition closed prior to the approval of the Investment Advisory Agreements by the Fund's shareholders); (iv) the favorable history, reputation, qualification and background of KIM, Delphi and E*TRADE FINANCIAL, as well as the qualifications of their personnel and their respective financial conditions; (v) the commitment of KIM and E*TRADE FINANCIAL to pay the expenses of the Fund in connection with the Acquisition so that shareholders of the Fund would not have to bear such expenses; (vi) the possibility of benefits that may be realized by the Fund as a result of KIM's affiliation with E*TRADE FINANCIAL, including any resources of E*TRADE FINANCIAL that would be available to KIM; and (vii) other factors deemed relevant by the Trustees.

DISCLOSURE OF FUND EXPENSES: We believe it is important for you to understand the impact of fees regarding your investment. All mutual funds have operating expenses. As a shareholder of a mutual fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing fees (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

This table on the following page illustrates the Fund's costs in two ways:

ACTUAL FUND RETURN: This section helps you to estimate the actual expenses, after any applicable fee waivers, that you paid over the period. The "Ending Account Value" shown is derived from the Fund's actual return for the past six month period, the "Expense Ratio" column shows the period's annualized expense ratio, and the "Expenses Paid During Period" column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund at the beginning of the period.

You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund in the first line under the heading entitled "Expenses Paid During Period."

HYPOTHETICAL 5% RETURN: This section is intended to help you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses, but that the expense ratio is unchanged. In this case, because the return used is not the Fund's actual return, the results do not apply to your investment. This example is useful in making comparisons to other mutual funds because the SEC requires all mutual funds to calculate expenses based on an assumed 5% annual return. You can assess your Fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expense shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) and redemption fees, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher.


                                                   BEGINNING ACCOUNT          ENDING ACCOUNT      EXPENSE           EXPENSES PAID
                                                      VALUE 7/01/05             VALUE 12/3105     RATIO (1)       DURING  PERIOD (2)
Actual Fund Return:        Retail Class              $      1,000             $   1,052.60         1.55%           $       8.02
                           Institutional Class              1,000                 1,054.10         1.26%                   6.52

Hypothetical 5% Return:    Retail Class              $      1,000             $   1,017.39         1.55%           $       7.88
                           Institutional Class              1,000                 1,018.85         1.26%                   6.41

(1) Annualized, based on the Fund's most recent fiscal half-year expenses.
(2) Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

--------------------------------------------------------------------------------
                                       DELPHI VALUE FUND - 2005 ANNUAL REPORT 15

--------------------------------------------------------------------------------
                       ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
                               DECEMBER 31, 2005

TAX INFORMATION: During the year ended December 31, 2005, the Fund designates long-term capital gains of $7,176,289. For the fiscal year ended December 31, 2005, 100.00% of the income dividends qualified for the dividends received deduction available by the Fund to corporations. For the fiscal year ended December 31, 2005 certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the income paid by the Fund, 100.00% of income may qualify for the 15% dividend income tax rate. Complete information will be computed and reported in conjunction with your 2005 Form 1099-DIV.

INFORMATION ABOUT TRUSTEES AND OFFICERS: Information pertaining to the Trustees and officers of the Trust is set forth below. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function. The SAI includes additional information about the Trustees and is available without charge, upon request by calling (toll free) 1-800-456-2736.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                     Number of          Other
                                Term of                                                           Portfolios in    Trusteeships/
                                 Office                                                              Fund Complex    Directorships
Name, Address, Age and        and Length of                                                         Overseen by        Held by
Position(s) with Trust          TimeServed1    Principal Occupation(s) During Past 5 Years             Trustee          Trustee
------------------------------------------------------------------------------------------------------------------------------------
                                                    DISINTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Edward B. Bloom                  9 years    Chief Financial Officer and Treasurer of                   2              None
c/o 20 William Street, Suite 310            International Data Group Inc., a publishing
Wellesley Hills, MA 02481                   company.
Age: 55, Trustee
------------------------------------------------------------------------------------------------------------------------------------
Arthur Dubroff                   9 years    Chief Financial Officer of Net2Phone, Inc., a              2             Virtual
c/o 20 William Street, Suite 310            provider of Voice over Internet Protocol telephony                    Communities,
Wellesley Hills, MA 02481                   services, from November 2002 to present; Chief                            Inc.
Age: 55, Trustee                            Financial Officer of Virtual Communities, Inc, a
                                            software provider, from July 2000 to
                                            the present; Consultant for
                                            Turnberry Consulting, LLC from
                                            October 1999 to present.
------------------------------------------------------------------------------------------------------------------------------------
Stuart J. Novick                 9 years    Senior Vice President, General Counsel and                 2              None
c/o 20 William Street, Suite 310            Secretary of Children's Hospital Boston since
Wellesley Hills, MA 02481                   April 1997.
Age: 55, Trustee
------------------------------------------------------------------------------------------------------------------------------------
                                                    INTERESTED TRUSTEES2
------------------------------------------------------------------------------------------------------------------------------------
Eric M. Kobren                   9 years    President of Mutual Fund Investors Association,            2              None
20 William  Street, Suite 310               Inc.; President of Kobren Insight Management, Inc.
Wellesley Hills, MA 02481                   and a registered representative of E*TRADE
Age: 52 Chairman and President              Securities, LLC. These are a financial publishing
                                            company, a registered investment advisory firm and
                                            a registered broker-dealer, respectively. Prior
                                            to  November 2, 2005,  President  of Kobren Insight
                                            Brokerage, Inc. Since 2001, Managing Member of
                                            Alumni Capital, LLC, a General Partner to a
                                            private investment partnership.
------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICER(S) WHO ARE NOT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Eric J. Godes                    9 years    Managing Director of Kobren Insight Management,           N/A              N/A
20 William Street, Suite 310                Inc. and Managing Director and a registered
Wellesley Hills, MA 02481                   representative of E*TRADE Securities, LLC. Prior
Age: 44 Chief Financial Officer, Vice       to November 2, 2005, Managing Director of Kobren
President, Treasurer, Secretary             Insight Brokerage, Inc. and Alumni Capital, LLC, a
                                            registered broker-dealer and general partner to a
                                            private investment partnership, respectively.
------------------------------------------------------------------------------------------------------------------------------------

1 Trustees serve for an indefinite term until the earliest of a Trustee's: (i) removal by a two-thirds vote of the Board of Trustees or shareholders, (ii) resignation, (iii) death, (iv) bankruptcy or (v) adjudicated incompetence.
2 "Interested person" of the Trust as defined in the 1940 Act. Mr. Kobren is considered an "interested person" because of his affiliation with Kobren Insight Management, Inc., which acts as the Trust's investment adviser.

--------------------------------------------------------------------------------
16  DELPHI VALUE FUND - 2005 ANNUAL REPORT

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of trustees has determined that Arthur Dubroff is qualified to serve as an audit committee financial expert serving on its audit committee and that he is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $31,000 for 2005 and $39,475 for 2004.

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2005 and $2,844 for 2004.

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $5,000 for 2005 and $6,636 for 2004.

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2005 and $0 for 2004.

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         The Audit Committee of Kobren Insight Funds (the "Trust") shall pre-approve all audit, review, attest or non-audit services (other than DE MINIMIS non-audit services as defined by the Sarbanes-Oxley Act of
         2002) to be provided to the Trust by the independent auditors. The Audit Committee shall also pre-approve all non-audit services (other than DE MINIMIS non-audit services as defined by the Sarbanes-Oxley Act of 2002) to be provided by the Trust's independent auditors to the investment adviser or subadviser to any Fund and any entity controlling, controlled by, or under common control with any investment adviser or subadviser that provides ongoing services to the Trust, if the engagement relates directly to the Trust's operations and financial reporting. The Audit Committee has delegated, to the extent permitted by law, pre-approval responsibilities to the Chairman of the Audit Committee who shall report to the Audit Committee regarding approved services at the Audit Committee's next regularly scheduled meeting.

  (e)(2) The percentage of services  described in each of paragraphs (b) through
         (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                           (b) 0% for 2005; 100% for 2004

                           (c) 100% for 2005; 100% for 2004

                           (d) 0% for 2005; 0% for 2004

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $22,500 for 2005 and $17,175 for 2004.

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2)   Certifications  pursuant  to Rule 30a-2(a)  under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3)   Not applicable.

     (b)      Certifications  pursuant  to Rule  30a-2(b) under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) KOBREN INSIGHT FUNDS

By (Signature and Title)*  /S/ ERIC M. KOBREN
                         -------------------------------------------------------
                           Eric M. Kobren, Chairman & President
                           (principal executive officer)

Date              FEBRUARY 19, 2006
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /S/ ERIC M. KOBREN
                         -------------------------------------------------------
                           Eric M. Kobren, Chairman & President
                           (principal executive officer)

Date              FEBRUARY 19, 2006
    ----------------------------------------------------------------------------


By (Signature and Title)* /S/ ERIC J. GODES
                         -------------------------------------------------------
                         Eric J. Godes, Chief Financial Officer, Vice President, Treasurer & Secretary
                         (principal financial officer)

Date              FEBRUARY 17, 2006
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.